Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE	Media contact:
August 5, 2014	Bob Varettoni
908-559-6388
robert.a.varettoni@verizon.com

Verizon Announces Pricing Terms of Exchange Offers

NEW YORK -- Verizon Communications Inc. (“Verizon”) (NYSE, NASDAQ: VZ; LSE: VZC) today announced the pricing terms of its previously announced eleven separate private offers to exchange (the “Exchange Offers”) specified series of debt securities issued by Verizon and by Alltel Corporation (an indirect wholly owned subsidiary of Verizon) (collectively, the “Old Notes”) for new debt securities to be issued by Verizon (the “New Notes”) in accordance with the terms of the Exchange Offers.

The Exchange Offers consist of the following:

(a)        (i)         an offer to exchange the 2.500% notes due 2016 of Verizon; and

             (ii)        an offer to exchange the 3.650% notes due 2018 of Verizon,

in each case, for new notes due 2020 of Verizon (the “New Notes due 2020”), provided that the principal amount of New Notes due 2020 to be issued in such Exchange Offers on an aggregate basis shall not exceed $2,000,000,000 (collectively, the “2020 Exchange Offers”);

(b)        (i)         an offer to exchange the 7.350% notes due 2039 of Verizon;

             (ii)        an offer to exchange the 7.875% debentures due 2032 of Alltel Corporation;

Verizon News Release, page 2

             (iii)      an offer to exchange the 7.750% notes due 2032 of Verizon;

             (iv)      an offer to exchange the 7.750% notes due 2030 of Verizon;

             (v)      an offer to exchange the 6.800% debentures due 2029 of Alltel Corporation; and

             (vi)      an offer to exchange the 6.400% notes due 2033 of Verizon,

in each case, for new notes due 2046 of Verizon (the “New Notes due 2046”), provided that the principal amount of New Notes due 2046 to be issued in such Exchange Offers on an aggregate basis shall not exceed $4,500,000,000 (collectively, the “2046 Exchange Offers”); and

(c)        (i)        an offer to exchange the 6.550% notes due 2043 of Verizon;

             (ii)      an offer to exchange the 6.900% notes due 2038 of Verizon; and

             (iii)      an offer to exchange the 6.400% notes due 2038 of Verizon,

in each case, for new notes due 2054 of Verizon (the “New Notes due 2054”), provided that the principal amount of New Notes due 2054 to be issued in such Exchange Offers on an aggregate basis shall not exceed $5,500,000,000 (collectively, the “2054 Exchange Offers”).

The Exchange Offers are being conducted by Verizon upon the terms and subject to the conditions set forth in a confidential offering memorandum, dated July 23, 2014 (the “Offering Memorandum”), including the acceptance priority levels and possible proration, as described in the Offering Memorandum.

The tables below indicate, among other things, the Total Exchange Price (as defined below) for each $1,000 principal amount of each series of Old Notes accepted in the Exchange Offers (as calculated at 11:00 a.m. (New York City time) on August 5, 2014 (the “Price Determination Date”) in accordance with the Offering Memorandum):

2020 Exchange Offers

CUSIP Number	Title of Security	Reference U.S. Treasury Security	Yield of Reference U.S. Treasury Security at Price Determination Date	Fixed Spread (basis points)	Exchange Offer Yield	Exchange Price(1)	Total Exchange Price(2)
92343VBN3	2.500% notes due 2016(3)	0.500% due 6/30/16	0.450%	+35	0.800%	$984.77	$1,034.77
92343VBP8	3.650% notes due 2018(3)	1.625% due 6/30/19	1.675%	+10	1.775%	$1,023.19	$1,073.19

2046 Exchange Offers

CUSIP/ISIN Number	Title of Security	Reference U.S. Treasury Security	Yield of Reference U.S. Treasury Security at Price Determination Date	Fixed Spread (basis points)	Exchange Offer Yield	Exchange Price(1)	Total Exchange Price(2)
92343VAU8	7.350% notes due 2039(3)	3.625% due 2/15/44	3.312%	+150	4.812%	$1,313.70	$1,363.70
020039DC4	7.875% debentures due 2032(4)	3.625% due 2/15/44	3.312%	+115	4.462%	$1,367.04	$1,417.04
92344GAS5	7.750% notes due 2032(3)	3.625% due 2/15/44	3.312%	+115	4.462%	$1,351.10	$1,401.10

92344GAM8 92344GAC0 U92207AC0/ USU92207AC07	7.750% notes due 2030(3)	3.625% due 2/15/44	3.312%	+110	4.412%	$1,334.64	$1,384.64

020039AJ2	6.800% debentures due 2029(4)	3.625% due 2/15/44	3.312%	+110	4.412%	$1,206.13	$1,256.13
92343VBS2	6.400% notes due 2033(3)	3.625% due 2/15/44	3.312%	+115	4.462%	$1,197.05	$1,247.05

Verizon News Release, page 3

2054 Exchange Offers

CUSIP Number	Title of Security	Reference U.S. Treasury Security	Yield of Reference U.S. Treasury Security at Price Determination Date	Fixed Spread (basis points)	Exchange Offer Yield	Exchange Price(1)	Total Exchange Price(2)
92343VBT0	6.550% notes due 2043(3)	3.625% due 2/15/44	3.312%	+150	4.812%	$1,220.46	$1,270.46
92343VAP9	6.900% notes due 2038(3)	3.625% due 2/15/44	3.312%	+140	4.712%	$1,259.92	$1,309.92
92343VAK0	6.400% notes due 2038(3)	3.625% due 2/15/44	3.312%	+140	4.712%	$1,188.22	$1,238.22

(1)	Payable in principal amount of the applicable series of New Notes per each $1,000 principal amount of the specified series of Old Notes validly tendered after the Early Participation Date, but at or prior to the Expiration Date (as defined below), and accepted for exchange. The Exchange Price for each series of Old Notes is equal to the Total Exchange Price for such series minus the Early Participation Payment (as defined below) for such series.

(2)	Payable in principal amount of the applicable series of New Notes per each $1,000 principal amount of the specified series of Old Notes validly tendered and not validly withdrawn at or prior to the Early Participation Date (as defined below) and accepted for exchange. The Total Exchange Price for each series of Old Notes is inclusive of the applicable Early Participation Payment for such series.

(3)	Issued by Verizon.

(4)	Issued by Alltel Corporation.

The Exchange Offers will expire at 11:59 p.m. (New York City time) on August 19, 2014, unless extended by Verizon (the “Expiration Date”). Eligible Holders (as defined below) that validly tender and do not validly withdraw their Old Notes at or prior to 5:00 p.m. (New York City time) on August 5, 2014 (as the same may be extended by Verizon, the “Early Participation Date”) will be eligible to receive the applicable Total Exchange Price (the “Total Exchange Price”) set forth in the corresponding tables above, which includes the applicable early participation payment for the tendered Old Notes set forth in the Offering Memorandum (the “Early Participation Payment”). Eligible Holders of Old Notes who validly tender after the Early Participation Date, but at or prior to the Expiration Date, will be eligible to receive the applicable Exchange Price, which is the applicable Total Exchange Price minus the applicable Early Participation Payment (the “Exchange Price”), as set forth in the corresponding tables above. For each series of Old Notes, the Total Exchange Price and Exchange Price will be paid in a principal amount of applicable New Notes equal to such Total Exchange Price or Exchange Price, respectively.

Tenders of Old Notes in the Exchange Offers may be validly withdrawn at any time at or prior to 5:00 p.m. (New York City time) on August 5, 2014, unless extended by Verizon (the “Withdrawal Date”), but not thereafter, unless additional withdrawal rights are required by law. Subject to applicable law, Verizon, in its sole discretion, may extend the Early Participation Date or the Expiration Date for any reason, with or without extending the Withdrawal Date.

In addition to the applicable Total Exchange Price or applicable Exchange Price, Eligible Holders whose Old Notes are accepted for exchange will be paid accrued and unpaid interest on such Old Notes to, but not including, the Settlement Date (as defined below).

The table below indicates the interest rate (the “New Notes Coupon”) for each series of New Notes to be issued by Verizon pursuant to the Exchange Offers (as calculated at the Price Determination Date in accordance with the Offering Memorandum):

New Notes	Reference U.S. Treasury Security	Yield of Reference U.S. Treasury Security at Price Determination Date	Spread (basis points)	New Notes Coupon
New Notes due 2020	1.625% due 6/30/19	1.675%	+95	2.625%
New Notes due 2046	3.625% due 2/15/44	3.312%	+155	4.862%
New Notes due 2054	3.625% due 2/15/44	3.312%	+170	5.012%

Consummation of the Exchange Offers is subject to the satisfaction of certain conditions, including (1) certain customary conditions, including the absence of certain adverse legal and market developments, (2) where applicable, the Yield Condition (as described in the Offering Memorandum) and (3) the Accounting Treatment Condition (as described in the Offering Memorandum). No Exchange Offer is conditioned upon any minimum amount of Old Notes being tendered or the consummation of any other Exchange Offer, and, subject to applicable law, each Exchange Offer may be amended, extended or terminated individually. As of the Price Determination Date, the Yield Condition was satisfied.

Verizon News Release, page 4

The “Settlement Date” for the Exchange Offers will be promptly following the Expiration Date and is expected to be August 21, 2014, which is the second business day after the Expiration Date. Verizon will not receive any cash proceeds from the Exchange Offers.

The Exchange Offers are being extended only (1) to holders of Old Notes that are “Qualified Institutional Buyers” as defined in Rule 144A under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”), in a private transaction in reliance upon the exemption from the registration requirements of the U.S. Securities Act provided by Section 4(a)(2) thereof and (2) outside the United States, to holders of Old Notes other than “U.S. persons” (as defined in Rule 902 under Regulation S of the U.S. Securities Act) and who are not acquiring New Notes for the account or benefit of a U.S. person, in offshore transactions in compliance with Regulation S under the U.S. Securities Act, and who are “Non-U.S. qualified offerees” (as defined in the Offering Memorandum) (each of the foregoing, an “Eligible Holder”), and in each case who have certified in an eligibility letter certain matters to Verizon, including the above status. Only Eligible Holders who have completed and returned an eligibility letter are authorized to receive the Offering Memorandum and to participate in the Exchange Offers. Holders of Old Notes who desire a copy of the eligibility letter may contact Global Bondholder Services Corporation toll-free at (866) 470-3800 or at (212) 430-3774 (banks and brokerage firms).

Eligible Holders are advised to check with any bank, securities broker or other intermediary through which they hold Old Notes as to when such intermediary needs to receive instructions from an Eligible Holder in order for that Eligible Holder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in, the Exchange Offers before the deadlines specified herein and in the Offering Memorandum. The deadlines set by each clearing system for the submission and withdrawal of exchange instructions will also be earlier than the relevant deadlines specified herein and in the Offering Memorandum.

If and when issued, the New Notes will not be registered under the U.S. Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the U.S. Securities Act and any applicable state securities laws. Verizon will enter into a registration rights agreement with respect to the New Notes.

This press release is not an offer to sell or a solicitation of an offer to buy any security. The Exchange Offers are being made solely by the Offering Memorandum and only to such persons and in such jurisdictions as is permitted under applicable law.

This communication has not been approved by an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA”). Accordingly, this communication is not being directed at persons within the United Kingdom save in circumstances where section 21(1) of the FSMA does not apply.

In particular, this communication is only addressed to and directed at: (A) in any Member State of the European Economic Area that has implemented the Prospectus Directive (as defined below), qualified investors in that Member State within the meaning of the Prospectus Directive and (B) (i) persons that are outside the United Kingdom or (ii) persons in the United Kingdom falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Financial Promotion Order”)) or within Article 43 of the Financial Promotion Order, or to other persons to whom it may otherwise lawfully be communicated

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by virtue of an exemption to Section 21(1) of the FSMA or otherwise in circumstance where it does not apply (such persons together being “relevant persons”). The New Notes are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such New Notes will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on the Offering Memorandum or any of its contents. For purposes of the foregoing, the “Prospectus Directive” means the Prospectus Directive 2003/71/EC, as amended, including pursuant to Directive 2010/73/EU.

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Cautionary Statement Regarding Forward-Looking Statements

In this communication we have made forward-looking statements. These statements are based on our estimates and assumptions and are subject to risks and uncertainties. Forward-looking statements include the information concerning our possible or assumed future results of operations. Forward-looking statements also include those preceded or followed by the words “anticipates,” “believes,” “estimates,” “hopes” or similar expressions. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The following important factors, along with those discussed in our filings with the Securities and Exchange Commission (the “SEC”), could affect future results and could cause those results to differ materially from those expressed in the forward-looking statements: the ability to realize the expected benefits of our transaction with Vodafone in the timeframe expected or at all; an adverse change in the ratings afforded our debt securities by nationally accredited ratings organizations or adverse conditions in the credit markets affecting the cost, including interest rates, and/or availability of further financing; significantly increased levels of indebtedness as a result of the Vodafone transaction; changes in tax laws or treaties, or in their interpretation; adverse conditions in the U.S. and international economies; material adverse changes in labor matters, including labor negotiations, and any resulting financial and/or operational impact; material changes in technology or technology substitution; disruption of our key suppliers’ provisioning of products or services; changes in the regulatory environment in which we operate, including any increase in restrictions on our ability to operate our networks; breaches of network or information technology security, natural disasters, terrorist attacks or acts of war or significant litigation and any resulting financial impact not covered by insurance; the effects of competition in the markets in which we operate; changes in accounting assumptions that regulatory agencies, including the SEC, may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; significant increases in benefit plan costs or lower investment returns on plan assets; and the inability to implement our business strategies.